Exhibit 10.1

Execution Version

GREENHUNTER RESOURCES, INC.

PLACEMENT AGENCY AGREEMENT

January 22, 2015

MLV & Co. LLC

1251 Avenue of the Americas

41st Floor

New York, New York 10020

Ladies and Gentlemen:

GreenHunter Resources, Inc. (the “Company”) proposes, subject to the terms and conditions stated herein, to issue and sell to certain investors (collectively, the “Investors”) up to an aggregate of 3,333,334 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase up to 1,166,667 shares of Common Stock (each, a “Warrant,” and collectively, the “Warrants”). The shares of Common Stock issuable upon exercise of the Warrants are referred to as the “Warrant Shares” and the Shares, the Warrants and the Warrant Shares are referred to as the “Securities.” MLV & Co. LLC (“MLV”) is acting as the Company’s exclusive placement agent (in such capacity, the “Placement Agent”) in connection with the Offering (as defined below).

The Company hereby confirms its agreement with the Placement Agent pursuant to the terms and provisions of this Placement Agency Agreement (this “Agreement”) as follows:

Section 1.     Agreement to Act as Placement Agent.

(a)     On the basis of the representations, warranties and agreements of the Company herein contained and subject to all of the terms and conditions of this Agreement, the Company engages the Placement Agent in connection with the issuance and sale of the Securities and the Placement Agent hereby agrees, as an agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus (as defined below). Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the closing date for the transactions contemplated by the Transaction Documents (as defined below) (the “Closing Date”), the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Common Stock (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding as of the date hereof) otherwise than through the Placement Agent in accordance herewith. In connection with its commercially reasonable efforts to solicit offers to purchase the Securities, the Placement Agent shall only communicate information regarding the Company to potential purchasers of the Securities that is consistent with the information contained in the Registration Statement, any Issuer Free Writing Prospectus issued at or prior to the date of this Agreement and in the Prospectus (each as defined below).

(b)     As compensation for the services rendered hereunder, on the Closing Date (as defined below), the Company shall pay to the Placement Agent, by wire transfer of immediately available U.S. funds payable to the order of the Placement Agent, to an account or accounts designated by the Placement Agent, an amount equal to 6% of the aggregate gross proceeds received by the Company from the sale of the Securities (the “Fee”). The Placement Agent may, in its discretion, retain other brokers or dealers to act as sub-agents on the Placement Agent’s behalf in connection with the offering of the Securities, provided that the Company shall not be obligated to pay any additional amounts to the Placement Agent or any such sub-agent with respect thereto.

(c)     This Agreement shall not give rise to a commitment by the Placement Agent or any of its Affiliates to underwrite or purchase any of the Securities or otherwise provide any financing, and the Placement Agent shall not have the authority to bind the Company in respect of the sale of any Securities. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised after consultation with the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The sale of the Securities shall be made pursuant to a subscription agreement in substantially the form attached hereto as Exhibit A (the “Purchase Agreement” and, together with this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder, the “Transaction Documents”). As used in this paragraph and elsewhere in this Agreement, “Affiliate” means any Person (as defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Section 2.     Sale of Securities by MLV

(a)     Subject to the provisions of this Agreement, MLV will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NYSE MKT (the “Exchange”), to sell the Securities up to the amount specified. MLV will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of the Securities hereunder setting forth the number of Securities sold on such day, the compensation payable by the Company to MLV pursuant hereto with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by MLV from the gross proceeds that it receives from such sales. MLV may sell the Securities by any method permitted by law. “Trading Day” means any day on which Common Stock is purchased and sold on the Exchange.

(b)     During the term of this Agreement, neither MLV nor any of its affiliates or subsidiaries shall engage in (i) any short sale of any security of the Company or (ii) any sale of any security of the Company that MLV does not own or any sale which is consummated by the delivery of a security of the Company borrowed by, or for the account of, MLV. Neither MLV nor any of its affiliates or subsidiaries, shall engage in any proprietary trading or trading for MLV’s (or its affiliates’ or subsidiaries’) own account.

Section 3.     Sale and Delivery to MLV; Settlement

(a)     On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, MLV will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Securities up to the amount specified. The Company acknowledges and agrees that (i) there can be no assurance that MLV will be successful in selling the Securities, (ii) MLV will incur no liability or obligation to the Company or any other person or entity if it does not sell the Securities for any reason other than a failure by MLV to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Securities as required under this Agreement and (iii) MLV shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by MLV and the Company.

(b)     Unless otherwise specified in the applicable Purchase Agreement, settlement for sales of the Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Securities sold (the “Net Proceeds”) will be equal to the aggregate sales price received by MLV, after deduction for (i) MLV’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 1 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c)     On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Securities being sold by crediting MLV’s or its designee’s account (provided MLV shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, MLV will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver the Securities on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, it will (i) hold MLV harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to MLV any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)     Under no circumstances shall the Company cause or request the offer or sale of any Securities if, after giving effect to the sale of such Securities, the aggregate gross sales proceeds of Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Securities under this Agreement, the Maximum Amount (as defined below), and (B) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to MLV in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to MLV in writing. Further, under no circumstances shall the Company cause or permit the aggregate offering amount of Securities sold pursuant to this Agreement to exceed the Maximum Amount. The “Maximum Amount” means the lesser of the number of Securities that (a) would cause the Company to not satisfy the eligibility requirements for use of Form S-3 (including Instruction I.B.6. thereof), (b) exceeds the number of shares of Common Stock and Warrants registered on the effective Registration Statement (as defined below) pursuant to which the offering is being made, or (c) including the Warrant Shares, exceeds the number of authorized but unissued shares of the Company’s Common Stock.

Section 4.     Representations and Warranties of the Company.

The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date (as defined below) of the Offering, as follows:

(a)     The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-198051) under the Securities Act and the rules and regulations (the “Securities Act Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement, at any given time, including amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B (the “Rule 430B Information”) under the Securities Act or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The base prospectus that covers (i) the offering, issuance and sale by the Company of up to $150,000,000 of Common Stock, preferred stock, warrants, debt securities and guarantees of debt securities, as well as (ii) sales by selling stockholders of up to 517,869 shares of Common Stock, in the form in which it appeared in the Original Registration Statement, is herein called the “Base Prospectus.” Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented), if any, that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Securities Act Regulations. Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and which is deemed to be incorporated therein by reference therein or otherwise deemed by the Securities Act Regulations to be a part thereof.

The Company and, assuming no act or omission on the part of MLV that would make such statement untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Prospectus will name MLV as the agent in the section entitled “Plan of Distribution.” The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of the Securities as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to MLV and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering or sale of the Securities other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which MLV has consented. The Common Stock is currently quoted on the Exchange under the trading symbol “GRH.” Except as disclosed in the Registration Statement, including the Incorporated Documents, the Company has not, in the 12 months preceding the date hereof, received notice from the Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements. Except as disclosed in the Registration Statement, including the Incorporated Documents, or the Prospectus, the Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

(c)     The Registration Statement, when it became effective, and the Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. As of the Closing Date (as defined below), the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. The Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, on the date thereof and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by MLV specifically for use in the preparation thereof.

(d)     The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(e)     The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act, as applicable, and in conformity with GAAP (as defined below) applied on a consistent basis (except for such adjustments to accounting standards and practices as are noted therein) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto and Incorporated Documents), and the Prospectus which are required to be described in the Registration Statement or the Prospectus (including Exhibits thereto and Incorporated Documents); and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable;

(f)     The Prospectus delivered to MLV for use in connection with the sale of the Securities pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(g)     The Company and each of its Subsidiaries (as defined below) are, and will be, duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries (as defined below) taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(h)     Except for GreenHunter Renewable Power, LLC; GreenHunter Wind Energy, LLC; GreenHunter Mesquite Lake, LLC; GreenHunter Water, LLC; Hunter Disposal, LLC; Ritchie Hunter Water Disposal, LLC; Hunter Hauling, LLC; White Top Oilfield Construction, LLC; Blackwater Services, LLC; Virco Realty, LLC; Little Muskingum Drilling LLC; Blue Water Energy Solutions, LLC; GreenHunter Wheeling Barge, LLC; GreenHunter Environmental Solutions, LLC; GreenHunter Pipeline, LLC; and GreenHunter Hydrocarbons, LLC, or as otherwise described in the Company’s most recent Annual Report on Form 10-K (collectively, the “Subsidiaries”), the Company has no other significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Registration Statement and in the Prospectus, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

(i)     Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Prospectus or the Incorporated Documents, to the Company’s knowledge, no other party under any material contract or other agreement to which it or any of its Subsidiaries is a party is in default in any respect thereunder where such default would reasonably be expected to have a Material Adverse Effect.

(j)     Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in or affecting the business, properties, management, financial, condition (financial or otherwise), results of operations, or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock (other than as a result of the sale of the Securities or other than as described in a proxy statement filed on Schedule 14A or a Registration Statement on Form S-4 and otherwise publicly announced) or outstanding long-term indebtedness of the Company or any of its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein);

(k)     The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and non-assessable and, other than as disclosed in the Registration Statement or the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding common shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, common shares outstanding on the date hereof or as a result of the issuance of the Securities) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the Common Stock in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Prospectus, as of the date referred to therein, the Company did not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(l)     The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(m)     The Securities, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any pledge, lien, encumbrance, security interest or other claim arising from an act or omission of MLV or a purchaser), including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Securities, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(n)     No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or any governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, and the issuance and sale by the Company of the Securities as contemplated hereby, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) or the Exchange in connection with the sale of the Securities by MLV.

(o)     Except as set forth in the Registration Statement and the Prospectus, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company (other than upon the exercise of options or warrants to purchase common shares or upon the exercise of options that may be granted from time to time under the Company’s stock option plans), (ii) no Person has any preemptive rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company from the Company which have not been duly waived with respect to the offering contemplated hereby, (iii)  no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Common Stock, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise.

(p)     Hein & Associates LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated into the Registration Statement, are and, during the periods covered by their report, were independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, after due inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(q)     All agreements between the Company and third parties expressly referenced in the Prospectus, other than such agreements that have expired by their terms or whose termination is disclosed in documents filed by the Company on EDGAR, are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof, except for any unenforceability that, individually or in the aggregate, would not unreasonably be expected to have a Material Adverse Effect.

(r)     Except as set forth in the Registration Statement or the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect; or and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not described in the Prospectus including any Incorporated Document; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

(s)     Except as set forth in the Registration Statement or the Prospectus, the Company and each of its Subsidiaries possess or have obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t)     As of the close of trading on the Exchange on the Trading Day immediately prior to the date of this Agreement, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Securities Act Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Securities Act Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company)  (the “Non-Affiliate Shares”), was approximately $10.35 million (calculated by multiplying (x) the price at which the common equity of the Company was last sold on the Exchange on the Trading Day immediately prior to the date of this Agreement times (y) the number of Non-Affiliate Shares).

(u)     Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(v)     Neither the Company, nor any of the Subsidiaries, nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(w)     Neither the Company nor any of the Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(x)     The Company has not relied upon MLV or legal counsel for MLV for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(y)     The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement or the Prospectus, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

(z)     Except as set forth in the Registration Statement or the Prospectus, the Company and its Subsidiaries have good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Registration Statement or Prospectus as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Registration Statement or Prospectus as being leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)     Except as set forth in the Registration Statement or the Prospectus, the Company and its Subsidiaries own or possess adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; except as disclosed in writing to MLV, the Company and any of its Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect; there are no pending, or to the Company’s knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or its Subsidiaries’ rights in or to or the validity of the scope of any of the Company’s or its Subsidiaries’ patents, patent applications or proprietary information; no other entity or individual has any right or claim in any of the Company’s or its Subsidiaries’ patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or a Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or a Subsidiary; the Company and its Subsidiaries have not received any written notice of any claim challenging the rights of the Company or a Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or such Subsidiary which claim, if the subject of an unfavorable decision would result in a Material Adverse Effect.

(bb)     Except as set forth in the Registration Statement or the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)     The Company and each of its Subsidiaries maintain systems of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Prospectus). Since the date of the latest audited financial statements of the Company included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Prospectus). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls. To the knowledge of the Company, the Company’s “internal controls over financial reporting” and “disclosure controls and procedures” are effective.

(dd)     There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(ee)     Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to MLV pursuant to this Agreement.

(ff)     No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect.

(gg)     Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Securities, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(hh)     The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii)     There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

(jj)     To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(kk)     No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company’s Annual Report on Form 10-K for the fiscal year most recently ended (i) except for any Forward Looking Statement included in any financial statements and notes thereto, are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith commercially reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act.

(ll)     Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(mm)     The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies of similar size engaged in similar businesses in similar industries.

(nn)     (i) Neither the Company nor, to the Company’s knowledge, the Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement and the Prospectus that is not so described; (iv) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(oo)     The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Securities.

(pp)     Each Issuer Free Writing Prospectus, as of its issue date and as the Closing Date (as defined below), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by MLV specifically for use therein.

(qq)     Neither the execution of this Agreement, nor the issuance, offering or sale of the Securities, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not reasonably be expected to have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company, except where such violation would not reasonably be expected to have a Material Adverse Effect.

(rr)      (i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (tt), “Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii)  The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)  The Entity represents and covenants that, except as detailed in the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ss)     On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(tt)     Subject to the listing requirements of the NYSE MKT, as well as other requirements of applicable law, the Company will use commercially reasonable efforts to apply for listing of the Warrants on the NYSE MKT.

Any certificate signed by an officer of the Company and delivered to MLV or to counsel for MLV pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to MLV as to the matters set forth therein.

Section 5.     Agreements of the Company.

The Company covenants and agrees with the Placement Agent as follows:

(a)     After the date of this Agreement and during any period in which a Prospectus relating to the Securities is required to be delivered by MLV under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify MLV promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon MLV’s request, any amendments or supplements to the Registration Statement or Prospectus that, in MLV’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by MLV (provided, however, that the failure of MLV to make such request shall not relieve the Company of any obligation or liability hereunder, or affect MLV’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy MLV shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Securities or a security convertible into the Shares or Warrants unless a copy thereof has been submitted to MLV within a reasonable period of time before the filing and MLV has not objected thereto (provided, however, that the failure of MLV to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect MLV’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy MLV shall have with respect to the failure to by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to MLV at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 5(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

(b)     The Company will advise MLV, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise MLV promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Securities or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

(c)     During any period in which a Prospectus relating to the Securities is required to be delivered by MLV under the Securities Act with respect to the offer and sale of the Securities, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A under the Securities Act, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify MLV promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify MLV to suspend the offering of Securities during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)     During any period in which the Prospectus relating to the Securities is required to be delivered by MLV under the Securities Act with respect to the offer and sale of the Securities, the Company will use its reasonable best efforts to cause the Shares to be listed on the Exchange and to qualify the Securities for sale under the securities laws of such jurisdictions as MLV reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e)     The Company will furnish to MLV and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as MLV may from time to time reasonably request and, at MLV’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Securities may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to MLV to the extent such document is available on EDGAR.

(f)     The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g)     The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(h)     The Company will, at any time prior to the Closing Date, advise MLV promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to MLV pursuant to this Agreement.

(i)     The Company will cooperate with any reasonable due diligence review conducted by MLV or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as MLV may reasonably request.

(j)     The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Securities sold through MLV, the Net Proceeds to the Company and the compensation payable by the Company to MLV with respect to such Securities, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(k)     At the Closing Date, there shall be furnished to MLV a certificate, dated the date of its delivery, executed by each of the President and the Chief Financial Officer of the Company, in form and substance satisfactory to MLV, in the form attached hereto as Exhibit 5(k).

(l)     On the Closing Date, the Company shall cause to be furnished to MLV written opinions of Norton Rose Fulbright US LLP (“Company Counsel”), or other counsel satisfactory to MLV, in form and substance satisfactory to MLV and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented, and with customary assumptions and exceptions.

(m)     On the Closing Date, the Company shall cause the Accountant to furnish MLV a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 5(m). The Comfort Letter shall be in a form and substance satisfactory to MLV, (i) confirming that the Accountant is an independent public accounting firm within the meaning of the Securities Act and the PCAOB, and (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(n)     The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock or (ii) sell, bid for, or purchase Common Stock in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Securities other than MLV.

(o)     The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any of its Subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act.

(p)     Other than an Issuer Free Writing Prospectus approved in advance by the Company and MLV in its capacity as the Placement Agent, neither MLV nor the Company (including its agents and representatives, other than MLV in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Securities hereunder.

(q)     The Company and the Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principals, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

Section 6.     Representations and Covenants of the Placement Agent.

(a)     MLV represents and warrants that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Securities will be offered and sold, except such states in which MLV is exempt from registration or such registration is not otherwise required. MLV shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Securities will be offered and sold, except such states in which MLV is exempt from registration or such registration is not otherwise required, during the term of this Agreement.

Section 7.     Payment of Expenses.

(a)     The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto and each Free Writing Prospectus, in such number as MLV shall deem necessary, (ii) the printing and delivery to MLV of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates, if any, for the Securities to MLV, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Securities to MLV, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v)  the fees and expenses of the transfer agent and registrar for the Securities, (vii) the filing fees incident to any review by FINRA of the terms of the sale of the Securities, (viii) the fees and expenses incurred in connection with the listing of the Shares on the Exchange and (ix) all costs and expenses of MLV incident to the performance of its obligations under this Agreement, which in no case shall exceed $15,000.

Section 8.     Conditions of the Issuance and Sale of the Securities and the Obligations of the Placement Agent.

The issuance and sale of the Securities pursuant to the Purchase Agreement and the obligations of the Placement Agent hereunder are subject to the following conditions:

(a)     The Registration Statement shall have become effective and shall be available for the (i) resale of all Securities issued to MLV and not yet sold by MLV and (ii) sale of all Securities to be issued hereto.

(b)     None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)     MLV shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in MLV’s reasonable opinion is material, or omits to state a fact that in MLV’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)     Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of MLV (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated in the Prospectus.

(e)     MLV shall have received the opinions of Company Counsel required to be delivered pursuant Section 5(l) on or before the date on which such delivery of such opinions are required pursuant to Section 5(l).

(f)     MLV shall have received the Comfort Letter required to be delivered pursuant Section 5(m) on or before the date on which such delivery of such letter is required pursuant to Section 5(m).

(g)     MLV shall have received the certificate required to be delivered pursuant to Section 5(k) on or before the date on which delivery of such certificate is required pursuant to Section 5(k).

(h)     Trading in the Shares shall not have been suspended on the Exchange and the Shares shall not have been delisted from the Exchange.

(i)     On the date on which the Company is required to deliver a certificate pursuant to Section 5(k), the Company shall have furnished to MLV such appropriate further information, certificates and documents as MLV may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish MLV with such conformed copies of such opinions, certificates, letters and other documents as MLV shall reasonably request.

(j)     All filings with the Commission required by Rule 424 under the Securities Act to have been filed shall have been made within the applicable time period prescribed for such filing by Rule 424.

(k)     The Shares shall either have been approved for listing on the Exchange, subject only to notice of issuance, or the Company shall have filed an application for listing of the Shares on the Exchange at, or prior to, the date of this Agreement.

(l)     There shall not have occurred any event that would permit MLV to terminate this Agreement pursuant to Section 11(a).

Section 9.     Indemnification.

(a)     The Company agrees to indemnify and hold harmless MLV, its partners, members, directors, officers, employees and agents and each person, if any, who controls MLV within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii)     against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with written information furnished to the Company by MLV expressly for use in the Registration Statement (or any amendment thereto), or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)     MLV agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(c), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to MLV and furnished to the Company in writing by MLV expressly for use therein.

(c)     Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)     If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel for which it is entitled to be reimbursed under this Section 9, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or MLV, the Company and MLV will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than MLV, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and MLV may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and MLV on the other hand. The relative benefits received by the Company on the one hand and MLV on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities (before deducting expenses) received by the Company bear to the total compensation received by MLV (before deducting expenses) from the sale of Securities on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and MLV, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or MLV, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and MLV agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for the purpose of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(e), MLV shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of MLV, will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof

Section 10.     Representations and Agreements to Survive Delivery.

(a)     The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of MLV, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Securities and payment therefor or (iii) any termination of this Agreement

Section 11.     Termination.

(a)     MLV may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, MLV may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Effect, or any development that has occurred that is reasonably likely to have a Material Adverse Effect has occurred or, in the sole judgment of MLV, is material and adverse and makes it impractical or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of MLV, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (3) if trading in the Common Stock has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7 (Payment of Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 16 (Governing Law and Time; Waiver of Jury Trial) and Section 17 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. If MLV elects to terminate this Agreement as provided in this Section 11(a), MLV shall provide the required notice as specified in Section 12 (Notices).

(b)     The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7, Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c)     MLV shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7, Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d)     Unless earlier terminated pursuant to this Section 10, this Agreement shall automatically terminate upon the issuance and sale of all of the Securities through MLV on the terms and subject to the conditions set forth herein except that the provisions of Section 7, Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e)     This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7, Section 9, Section 10, Section 16 and Section 17 shall remain in full force and effect. Upon termination of this Agreement, the Company shall not have any liability to MLV for any discount, commission or other compensation with respect to any Securities not otherwise sold by MLV under this Agreement.

(f)     Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by MLV or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Securities, such Securities shall settle in accordance with the provisions of this Agreement.

Section 12.     Notices.

(a)     All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to MLV, shall be delivered to:

MLV & Co. LLC
1251 Avenue of the Americas, 41st Floor
New York, NY 10020
Attention: General Counsel
Facsimile: (212) 542-5870

with a copy to:

K&L Gates LLP

1 Park Plaza

Twelfth Floor

Irvine, CA 92614

Attention: Michael Hedge

Facsimile No.: (949) 623-4454

and if to the Company, shall be delivered to:

GreenHunter Resources, Inc.

1048 Texan Trail

Grapevine, TX 76051

Attention: Morgan F. Johnston, General Counsel

Facsimile No.: (972) 410-1066

with a copy to:

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 2800

Dallas, Texas 75201

Attention: Dave Morrison

Facsimile No.: (214) 855-8200

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below) or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives confirmation of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

Section 13.     Successors and Assigns.

(a)     This Agreement shall inure to the benefit of and be binding upon the Company and MLV and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 8 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

Section 14.     Adjustments for Stock Splits.

(a)     The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share consolidation, stock split, stock dividend, corporate domestication or similar event effected with respect to the Securities.

Section 15.     Entire Agreement; Amendment; Severability.

(a)     This Agreement (including all schedules and exhibits attached hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and MLV. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

Section 16.     GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.     CONSENT TO JURISDICTION.

EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

Section 18.     Use of Information.

(a)     MLV may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Company.

Section 19.     Counterparts.

(a)     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

Section 20.     Effect of Headings.

(a)     The section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

Section 21.     Permitted Free Writing Prospectuses.

(a)     The Company represents, warrants and agrees that, unless it obtains the prior consent of MLV, and MLV represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by MLV or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

Section 22.     Absence of Fiduciary Relationship.

The Company acknowledges and agrees that:

(a)     MLV is acting solely as agent in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and MLV, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not MLV has advised or is advising the Company on other matters, and MLV has no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)     it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)     MLV has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d)     it is aware that MLV and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and MLV has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e)     it waives, to the fullest extent permitted by law, any claims it may have against MLV for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Securities under this Agreement and agrees that MLV shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of MLV’s obligations under this Agreement and to keep information provided by the Company to MLV and MLV's counsel confidential to the extent not otherwise publicly-available.

Section 23.     Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.

“Rule 163,” “Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act Regulations.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Securities by MLV outside of the United States.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours, GREENHUNTER RESOURCES, INC. By: /s/ Morgan Johnston Name: Morgan Johnston Title: Sr. Vice President, General Counsel and Secretary
Confirmed as of the date first above mentioned: MLV & CO. LLC By: /s/ Dean M. Colucci Name: Dean M. Colucci Title: President

[Signature Page to Placement Agency Agreement]

Schedule I

Issuer free Writing Prospectuses

None.

Schedule I

EXHIBIT A

FORM OF PURCHASE AGREEMENT

Exhibit A

EXHIBIT 5(k)

Form of Closing Date Certificate

This Officer’s Certificate (this “Certificate”) is executed and delivered in connection with Section 5(k) of the Placement Agency Agreement (the “Agreement”), dated January [●], 2015, and entered into between GreenHunter Resources, Inc. (the “Company”) and MLV & Co. LLC. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, a duly appointed and authorized officer of the Company, having made reasonable inquiries to establish the accuracy of the statements below and having been authorized by the Company to execute this certificate on behalf of the Company, hereby certifies as follows:

1.     As of the date of this Certificate, (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) neither the Registration Statement nor the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading for (i) and (ii) to be true.

2.     Each of the representations and warranties of the Company contained in the Agreement were, when originally made, and are, as of the date of this Certificate, true and correct in all material respects.

3.     Except as waived by MLV in writing, each of the covenants required to be performed by the Company in the Agreement on or prior to the date of the Agreement, the Closing Date, and each such other date prior to the date hereof as set forth in the Agreement, has been duly, timely and fully performed in all material respects and each condition required to be complied with by the Company on or prior to the date of the Agreement, the Closing Date, and each such other date prior to the date hereof as set forth in the Agreement has been duly, timely and fully complied with in all material respects.

4.     Subsequent to the date of the most recent financial statements in the Prospectus, and except as described in the Prospectus, including Incorporated Documents, there has been no material adverse change.

5.     No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or threatened by any securities or other governmental authority (including, without limitation, the Commission).

Exhibit 5(k)

6.     No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction are in effect and no proceeding for such purpose is pending before, or threatened, to the Company’s knowledge or in writing by, any securities or other governmental authority (including, without limitation, the Commission).

[Signature on next page]

The undersigned has executed this Officer’s Certificate as of the date first written above.

GREENHUNTER RESOURCES, INC.

By:

Name:

Title:

[Signature Page to Officer’s Certificate]